EXHIBIT 99.1

Alignment Healthcare Reports Second Quarter 2025 Results; Raises Full-Year Outlook Across All Key Metrics

  Reports total revenue of $1.0 billion in Q2 and 223,700 health plan members as of June 30, up 49.0% and 27.8% year-over-year respectively
  Surpasses high-end of Q2 guidance across all key metrics: membership, revenue, adjusted gross profit and adjusted EBITDA
  Raises full-year outlook across same four metrics

ORANGE, Calif., July 30, 2025 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its second quarter ended June 30, 2025.

“In today's Medicare Advantage environment, Alignment Healthcare's second quarter performance proves that strong financial results and high-quality care can go hand in hand – with the right model,” said John Kao, founder and CEO. “We've spent years building a new paradigm for senior care, where clinical excellence, affordability and member experience intersect seamlessly. Profitability is a key milestone, but how we got here also matters more: by putting the senior first in everything we do, ensuring we have real-time visibility of our members' health and making care management a core competency. As Medicare turns 60, we’re not just following the pack – we're leading by example. This is what it means to do Medicare Advantage right.”

Second Quarter 2025 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2024.

  Health plan membership at the end of the quarter was approximately 223,700, up 27.8% year over year
  Total revenue was $1,015.3 million, up 49.0% year over year
  Adjusted gross profit* was $135.2 million and income from operations was $22.7 million
    Adjusted gross profit excludes depreciation and amortization of $7.0 million and selling, general, and administrative expenses of $103.8 million (which includes $14.0 million of equity-based compensation). Adjusted gross profit also excludes $0.03 million of depreciation expense and an additional $1.6 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 86.7%
  Adjusted EBITDA* was $45.9 million and net income was $15.7 million

* Please see "Second Quarter 2025 Non-GAAP Reconciliation Tables" below for more information on the non-GAAP financial measures reported here as supplemental information.

Outlook for Third Quarter and Fiscal Year 2025

	Three Months Ending September 30, 2025		Twelve Months Ending December 31, 2025
$ Millions	Low	High	Low	High
Health Plan Membership	225,000	227,000	229,000	234,000
Revenue	$970	$985	$3,885	$3,910
Adjusted Gross Profit(1)	$106	$114	$452	$469
Adjusted EBITDA(1)	$5	$13	$69	$83

_______________________

(1) Adjusted gross profit and adjusted EBITDA are non-GAAP financial measures presented as supplemental disclosure. We cannot provide estimated ranges for the most directly comparable GAAP measures without unreasonable efforts because of the uncertainty around certain items that may impact such GAAP measures, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted. See “Second Quarter 2025 Non-GAAP Reconciliation Tables” for additional information.

Second Quarter 2025 Non-GAAP Reconciliation Tables

Adjusted Gross Profit(1) is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
(dollars in thousands)
Income (loss) from operations	$22,748	$(18,382)	$17,355	$(59,488)
Add back:
Equity-based compensation (medical expenses)	1,594	762	2,746	1,895
Depreciation (medical expenses)	33	46	66	98
Restructuring costs (medical expenses) (2)	—	21	—	796
Depreciation and amortization (3)	7,003	6,493	14,597	12,470
Selling, general, and administrative expenses	103,797	87,863	207,628	178,375
Total add back	112,427	95,185	225,037	193,634
Adjusted gross profit	$135,175	$76,803	$242,392	$134,146

(1) Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as income (loss) from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.
(2) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.
(3) Amortization expense for the six months ended June 30, 2025 includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries. There was no impairment expense for the three months ended June 30, 2025.

Adjusted EBITDA(1) is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
(dollars in thousands)
Net income (loss)	$15,653	$(24,003)	$6,299	$(70,578)
Less: Net income (loss) attributable to noncontrolling interest	(14)	7	(254)	(47)
Adjustments:
Interest expense	3,950	5,691	7,900	11,118
Depreciation and amortization(2)	7,036	6,539	14,663	12,568
Income taxes	3,224	22	3,245	22
Equity-based compensation(3)	15,553	16,784	32,740	37,638
Acquisition expenses(4)	—	12	—	12
Litigation costs (5)	555	401	1,062	721
Loss on ROU assets(6)	—	—	—	143
Gain on sale of property and equipment	(72)	—	(72)	—
Restructuring costs(7)	—	595	—	2,363
Adjusted EBITDA	$45,913	$6,034	$66,091	$(5,946)

(1) Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense.
(2) Amortization expense for the six months ended June 30, 2025 includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries. There was no impairment expense for the three months ended June 30, 2025.
(3) Represents equity-based compensation related to grants made in the applicable year.
(4) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.
(5) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.
(6) Represents gains or losses related to ROU assets that were terminated or subleased in the respective period.
(7) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Conference Call Details
The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/45vdkr4b. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health’s mission-focused team makes high-quality, low-cost care a reality for its Medicare Advantage members every day. Based in California, the company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVA®. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the third quarter ending September 30, 2025, and year ending December 31, 2025. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor, including potential federal reductions in MA funding; changes in laws and regulations applicable to our business model; risks related to our indebtedness; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)

	June 30, 2025	December 31, 2024
Assets
Current Assets:
Cash and cash equivalents	$470,266	$432,859
Accounts receivable (less allowance for credit losses of $262 at June 30, 2025 and $0 at December 31, 2024)	282,931	153,904
Investments - current	33,511	37,791
Prepaid expenses and other current assets	93,414	37,084
Total current assets	880,122	661,638
Property and equipment, net	69,523	67,139
Right of use asset, net	7,579	7,818
Goodwill	32,060	34,826
Intangible Assets, net	4,550	4,550
Other assets	6,316	6,092
Total assets	$1,000,150	$782,063
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$455,154	$289,788
Accounts payable and accrued expenses	31,357	22,126
Accrued compensation	43,016	39,931
Total current liabilities	529,527	351,845
Long-term debt, net of debt issuance costs	322,295	321,428
Long-term portion of lease liabilities	7,361	7,835
Total liabilities	859,183	681,108
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of June 30, 2025 and December 31, 2024, respectively; no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 197,958,237 and 191,778,639 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	198	192
Additional paid-in capital	1,142,509	1,107,952
Accumulated deficit	(1,001,740)	(1,008,293)
Total Alignment Healthcare, Inc. stockholders' equity	140,967	99,851
Noncontrolling interest	—	1,104
Total stockholders' equity	140,967	100,955
Total liabilities and stockholders' equity	$1,000,150	$782,063

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Earned premiums	$1,006,203	$674,094	$1,924,246	$1,295,650
Other	9,085	7,192	17,974	14,237
Total revenues	1,015,288	681,286	1,942,220	1,309,887
Expenses:
Medical expenses	881,740	605,312	1,702,640	1,178,530
Selling, general, and administrative expenses	103,797	87,863	207,628	178,375
Depreciation and amortization	7,003	6,493	14,597	12,470
Total expenses	992,540	699,668	1,924,865	1,369,375
Income (loss) from operations	22,748	(18,382)	17,355	(59,488)
Other expenses:
Interest expense	3,950	5,691	7,900	11,118
Other income, net	(79)	(92)	(89)	(50)
Total other expense	3,871	5,599	7,811	11,068
Income (loss) before income taxes	18,877	(23,981)	9,544	(70,556)
Provision for income taxes	3,224	22	3,245	22
Net income (loss)	$15,653	$(24,003)	$6,299	$(70,578)
Less: Net income (loss) attributable to noncontrolling interest	(14)	7	(254)	(47)
Net income (loss) attributable to Alignment Healthcare, Inc.	$15,667	$(24,010)	$6,553	$(70,531)

Net income (loss) per share attributable to Alignment Healthcare, Inc.:
Basic	0.08	(0.13)	0.03	(0.37)
Diluted	0.07	(0.13)	0.03	(0.37)
Weighted-average common shares outstanding:
Basic	198,328,613	190,891,787	195,980,569	189,948,725
Diluted	209,519,629	190,891,787	201,576,078	189,948,725

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)
	Six Months Ended June 30,
	2025	2024
Operating Activities:
Net income (loss)	$6,299	$(70,578)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for credit loss	262	95
Loss on right of use assets	—	143
Gain on sale of property and equipment	(72)	—
Depreciation and amortization	14,663	12,568
Amortization-investment discount	(731)	(1,762)
Amortization-debt issuance costs	881	612
Equity-based compensation	32,740	37,638
Non-cash lease expense	246	930
Changes in operating assets and liabilities:
Accounts receivable	(129,259)	(63,560)
Prepaid expenses and other current assets	(56,333)	(7,221)
Other assets	(52)	92
Medical expenses payable	165,366	109,970
Accounts payable and accrued expenses	8,554	1,373
Deferred premium revenue	77	(310)
Accrued compensation	3,085	(1,278)
Lease liabilities	20	(1,421)
Net cash provided by operating activities	45,746	17,291
Investing Activities:
Purchase of investments	(35,001)	(40,000)
Sale of property and equipment	75	—
Maturities of investments	39,990	132,525
Sale of business	1,065	—
Acquisition of property and equipment	(16,255)	(22,854)
Net cash (used in) provided by investing activities	(10,126)	69,671
Financing Activities:
Proceeds from long-term debt	—	50,000
Payment of employment taxes related to release of restricted stock	—	(350)
Debt issuance costs	(26)	(512)
Proceeds from stock option exercises	1,823	—
Contributions from noncontrolling interest holders	—	15
Net cash provided by financing activities	1,797	49,153
Net increase in cash	37,417	136,115
Cash, cash equivalents and restricted cash at beginning of period	434,942	204,954
Cash, cash equivalents and restricted cash at end of period	$472,359	$341,069
Supplemental disclosure of cash flow information:
Cash paid for interest	$6,740	$10,247
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$117	$122

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	June 30, 2025	June 30, 2024
Cash and cash equivalents	$470,266	$339,007
Restricted cash in other assets	2,093	2,062
Total	$472,359	$341,069

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on right of use ("ROU") assets, gains or losses on sale of property and equipment, restructuring costs and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation, equity-based compensation and clinical restructuring costs, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as income (loss) from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com